                                                                    Exhibit 25.3

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                                   ----------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                                  95-3571558
         (State of incorporation                               (I.R.S. employer
      if not a U.S. national bank)                           identification no.)

         700 South Flower Street
                Suite 500
         Los Angeles, California                                     90017
(Address of principal executive offices)                          (Zip code)

                                   ----------

                               DTE Energy Company
               (Exact name of obligor as specified in its charter)

                 Michigan                                         38-3217752
     (State or other jurisdiction of                           (I.R.S. employer
      incorporation or organization)                         identification no.)

           2000 Second Avenue
            Detroit, Michigan                                     48226-1279
(Address of principal executive offices)                          (Zip code)

                                   ----------

         Guarantee of Trust Preferred Securities of DTE Energy Trust III
                       (Title of the indenture securities)

================================================================================

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Name                                    Address
                  ----                                    -------
Comptroller of the Currency
United States Department of the Treasury   Washington, D.C. 20219

Federal Reserve Bank                       San Francisco, California 94105

Federal Deposit Insurance Corporation      Washington, D.C. 20429

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16. LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

     6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 11th day of August, 2006.


                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                        By: /S/ J. BARTOLINI
                                            ------------------------------------
                                        Name: J. BARTOLINI
                                        Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
          of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

     At the close of business March 31, 2006, published in accordance with Federal regulatory authority instructions.

                                                              Dollar Amounts
                                                               in Thousands
                                                              --------------
ASSETS
Cash and balances due from
   depository institutions:
      Noninterest-bearing balances
         and currency and coin ............................         3,453
      Interest-bearing balances ...........................             0
Securities:
      Held-to-maturity securities .........................            63
      Available-for-sale securities .......................        62,137
Federal funds sold and securities
   purchased under agreements to resell:
      Federal funds sold ..................................        40,800
      Securities purchased under agreements to resell .....       115,000
Loans and lease financing receivables:
      Loans and leases held for sale ......................             0
      Loans and leases,
         net of unearned income ...............0
      LESS: Allowance for loan and
         lease losses .........................0
      Loans and leases, net of unearned
         income and allowance .............................             0
Trading assets ............................................             0
Premises and fixed assets (including
   capitalized leases) ....................................         4,043
Other real estate owned ...................................             0
Investments in unconsolidated
   subsidiaries and associated
   companies ..............................................             0
Not applicable
Intangible assets:
   Goodwill ...............................................       265,964
   Other Intangible Assets ................................        15,721
Other assets ..............................................        37,548
                                                                 --------
Total assets ..............................................      $544,729
                                                                 ========

LIABILITIES
Deposits:
      In domestic offices .................................         1,891
      Noninterest-bearing ...................1,891
      Interest-bearing ......................    0
Not applicable
Federal funds purchased and securities
      sold under agreements to repurchase:
      Federal funds purchased .............................             0
      Securities sold under agreements to repurchase ......             0
Trading liabilities .......................................             0
Other borrowed money:
      (includes mortgage indebtedness
         and obligations under capitalized
         leases) ..........................................        58,000
Not applicable
Not applicable
Subordinated notes and debentures .........................             0
Other liabilities .........................................        73,236
Total liabilities .........................................       133,127
                                                                  =======
Minority interest in consolidated subsidiaries ............             0

EQUITY CAPITAL
Perpetual preferred stock and related surplus .............             0
Common stock ..............................................         1,000
Surplus (exclude all surplus related to preferred stock) ..       321,520
Retained earnings .........................................        89,351
Accumulated other comprehensive
   income .................................................          -269
Other equity capital components ...........................             0
Total equity capital ......................................       411,602
                                                                  -------
Total liabilities, minority interest, and equity capital
   (sum of items 21, 22, and 28) ..........................       544,729
                                                                  =======

     I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

     William J. Winkelmann)   Vice President

     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

     Michael K. Klugman, President       )
     Michael F. McFadden, MD             )   Directors (Trustees)
     Frank P. Sulzberger, Vice President )


                                        2